UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 30, 2009


                            C.E. ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      333-147199                  98-0528416
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

207 Marina Vista, Jolly Harbour, Antigua
(Address of principal executive offices)                         (Zip Code)

               Registrant's telephone number, including area code

                                       n/a
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS

     As indicated by our recent changes in management, we have been investigating opportunities in different industry sectors, given the current market conditions and the challenges that have been encountered with our current operations. Specifically, given the strong prices being maintained in the precious metals sector, we have identified this sector as an area in which we have hope to develop the company and enhance shareholder value.

     Given the foregoing, on April 30, 2009, (the "Effective Date"), our wholly owned subsidiary, American Sierra Gold Corp., entered into a property option agreement (the "Option Agreement") with Yale Resources Ltd., a Canadian public company listed on the TSX Venture Exchange.

     Yale Resources holds a 100% interest in a total of ten (10) mining concessions (the "Owned Concessions") covering approximately 28,830 hectares in south-west Chihuahua State, Mexico, which Owned Concessions are more particularly described in Schedule "A" attached to the Option Agreement, and Yale also holds options to acquire an additional six (6) mining concessions covering approximately 276 hectares (the "Optioned Concessions") also as set out in Schedule "A" attached thereto. The Owned Concessions and the Optioned Concessions are hereafter referred to as the "Property".

     We have acquired an option entitling us to acquire certain legal and beneficial interests in and to the Property, and to participate in the further exploration and, if deemed warranted, the development of the Property. Specifically, we have acquired two (2) exclusive and separate rights and options to acquire undivided legal and beneficial interests of up to 100% in the Property free and clear of all liens, charges and claims of others, as follows:

     (a)  an undivided 90% interest in the Property (the "First Option"); and

     (b) an undivided 10% interest in the Property, in addition to the undivided 90% interest that may be acquired under the First Option (the "Second Option").

     In order for us to exercise the First Option and acquire the initial 90% interest we are required to:

     (i) make the following payments to Yale Resources prior to the fourth anniversary of the date of the Option Agreement (the "First Option Deadline"):

          (1)  an initial payment of $300,000, which has been paid by us;

          (2)  a further $250,000 on the second anniversary of the Effective
               Date;

          (3)  a further $250,000 on the third anniversary of the Effective
               Date;

          (4)  a further $250,000 on the fourth anniversary of the Effective
               Date;

     (ii) incurring or fund the following expenditures on the Property as follows prior to the First Option Deadline:

          (1) $300,000 on or before the first anniversary of the Effective Date, of which $250,000 is considered to have been incurred pursuant to the initial payment described above;

          (2) an additional $500,000 on or before the second anniversary of the Effective Date;

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          (3)  an additional $800,000on or before the third anniversary of the
               Effective Date; and

          (4) an additional $1,000,000 on or before the fourth anniversary of the Effective Date;

     (iii) making the following additional payments prior to the First Option
          Deadline:

          (1) $150,000 on or before the first anniversary of the Effective Date on the following schedule:

               (a) $50,000 upon successful completion of a National Instrument 43-101 compliant technical report, (b) $50,000 upon Yale Resources starting a drill program on the Property before August 1, 2009, and (c) $50,000 upon the successful completion of the first year work program before the first anniversary of the Effective Date;

          (2) an additional $70,000 on or before the second anniversary of the Effective Date;

          (3) an additional $70,000 on or before the third anniversary of the Effective Date; and

          (4) an additional $70,000 on or before the fourth anniversary of the Effective Date;

               At the election of Yale Resources the additional payments described above in 1b, 1c, 2, 3, and 4 may be converted into shares of our company to be set at the price of the next financing that we undertake.

     (b)  The Second Option may then be exercised by:

          (1)  issuing to Yale an additional 500,000 shares of common stock,

          (2) completing sufficient drilling in order to calculate a resource estimation on or before the seventh anniversary of the Effective Date, and

          (3) paying $0.75 to Yale per every equivalent ounce of Silver within the Measured and Indicated categories as defined by JORC (Joint Ore Reserves Committee).

NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This current report contains "forward-looking statements," as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future, including but not limited to, making the required payments to Yale Resources or making the required expenditures in regards to the Property for the completion of the acquisition of the interests in the Property, and the anticipated expenses and capital costs associated with the exploration of the Property.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with mineral exploration. We are not in control of metals prices and these could vary to make exploration and development uneconomic and inhibit any required financing activities. These forward-looking statements are made as of the date of this current report, and we assume no obligation to update the forward-looking statements, or to update

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the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that the beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our most recent annual report for our last fiscal year, our quarterly reports, and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.01 Property Option Agreement between American Sierra Gold Corp. and Yale Resources Ltd., dated, April 30, 2009.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.E. ENTERTAINMENT, INC.


/s/ Wayne Gruden
--------------------------
Wayne Gruden
President

Date May 4, 2009


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